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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549



                                 FORM 8-K


                              CURRENT REPORT





                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported): October 24, 2000



                       Career Education Corporation
             (Exact Name of Registrant as Specified in Charter)


           Delaware              0-23245         36-3932190
(State or Other Jurisdiction    (Commission     (IRS Employer
      of incorporation)          File Number)    Identification No.)


        2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL       60195
              (Address of Principal Executive Offices)               (Zip Code)


      Registrant's telephone number, including area code (847) 781-3600

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Item 5. Other Events.

On October 24, 2000, the Registrant signed an Agreement and Plan of Merger, attached as Exhibit 2.1, under which the Registrant will acquire all of the shares of EduTrek International, Inc. The Registrant also signed a Voting Agreement, attached as Exhibit 99.1, pursuant to which some shareholders of EduTrek have agreed to vote their EduTrek shares in favor of the merger. In connection therewith, the Registrant issued the press release attached as
Exhibit 99.2. The information contained in the Agreement and Plan of Merger, the Voting Agreement and press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)     Exhibits.

                 2.1 Agreement and Plan of Merger among Career Education Corporation, EI Acquisition, Inc. and EduTrek International, Inc. dated as of October 24, 2000.

                99.1 Voting Agreement by and between Career Education Corporation, R. Steven Bostic, Alice Bostic, Bostic Family Limited Partnership and The Bostic Family Foundation, Inc. dated as of October 24, 2000.

                99.2    Press Release of Registrant dated October 24, 2000.


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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAREER EDUCATION CORPORATION

                                      By: /s/ JOHN M. LARSON
                                          ------------------------------------
                                              John M. Larson
                                              Chairman of the Board, President
                                              and Chief Executive Officer


Dated: October 26, 2000